UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

IndyMac ABS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-120706	95-4685267
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 North Lake Avenue	91101
Pasadena, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 1
Exhibit 3.1
Exhibit 4.1
Exhibit 4.2
Exhibit 4.3
Exhibit 8.1
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 99.1

ITEM 8.01 Other Events

     On December 22, 2004, IndyMac Asset-Backed Trust, Series 2004-LH1, (the “Issuer”), commenced an offering of U.S. $500,000,000 Class A Asset-Backed Notes (the “Notes”) described in a Prospectus Supplement dated December 17, 2004 to a Prospectus dated December 3, 2004. The public offering of the Notes was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission by the Issuer, which became effective on December 3, 2004 and was assigned commission file number 333-120706. The public offering terminated on December 22, 2004, upon the sale of all of the Notes. The underwriters of the Notes were Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

ITEM 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

Not applicable.

     (b) Pro Forma Financial Information.

Not applicable.

     (c) Exhibits.

The exhibit numbers correspond with Item 601(a) of Regulation S-K.

Exhibit No.	Description
1	Underwriting Agreement

3.1	Trust Agreement

4.1	Amended and Restated Trust Agreement

4.2	Indenture

4.3	Note Guaranty Insurance Policy

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

10.1	Mortgage Loan Purchase Agreement

10.2	Sale and Servicing Agreement

10.3	Auction Administration Agreement

10.4	Administration Agreement

10.5	Insurance and Indemnity Agreement

99.1	Cut-Off Date Pool Tables

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC ABS, INC. (Registrant)
Date: January 6, 2005	By:	/s/ Victor H. Woodworth
Victor H. Woodworth
Vice President and Senior Counsel

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EXHIBIT INDEX

Exhibit No.	Description
1	Underwriting Agreement

3.1	Trust Agreement

4.1	Amended and Restated Trust Agreement

4.2	Indenture

4.3	Note Guaranty Insurance Policy

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

10.1	Mortgage Loan Purchase Agreement

10.2	Sale and Servicing Agreement

10.3	Auction Administration Agreement

10.4	Administration Agreement

10.5	Insurance and Indemnity Agreement

99.1	Cut-Off Date Pool Tables

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